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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22646

PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Item 1.	Reports to Stockholders.

Private Advisors Alternative Strategies Master Fund

Annual Report

March 31, 2013

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Portfolio Management Discussion and Analysis (Unaudited)

Dear Investors and Friends:

From the Fund’s inception on May 1, 2012, through March 31, 2013, Private Advisors Alternative Strategies Master Fund (“Master Fund”) returned 7.32%. Private Advisors Alternative Strategies Fund (“Feeder Fund”) returned 6.69%, excluding all sales charges. See page 6 for Feeder Fund returns with applicable sales charges. The Master Fund outperformed the 5.48% return of the HFRI Fund of Funds Diversified Index1 and underperformed the 14.68% return of the S&P 500® Index.2

The Private Advisors Alternative Strategies Fund is a “feeder” fund in what is known in the investment company industry as a master-feeder structure. The Feeder Fund invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund. The Master Fund, which has the same investment objective as the Feeder Fund, seeks to achieve its investment objective by investing principally in private investment funds or “hedge funds” managed by third-party portfolio managers who employ diverse styles and strategies.

Fund Performance Summary

We are pleased with the Master Fund’s relative and absolute performance during its first 11 months, as it gained 7.32% and outperformed the HFRI Fund of Funds Diversified Index by nearly 180 basis points. The Master Fund also captured nearly 50% of the return of the S&P 500® Index during a very strong period for equities. March 2013 marked the ninth consecutive month of positive returns for the Master Fund, and it maintained a standard deviation of about one-third of that of the S&P 500® Index. Only four of our 28 managers posted losses for the period from May 2012 through March 2013. We are pleased with the Master Fund’s ability to achieve consistent, positive returns for nine consecutive months and minimize volatility.

The Master Fund has enjoyed strong returns since inception, although not surprisingly, it trailed the S&P 500® Index, which has nearly doubled since the beginning of 2009. Given our hedged approach, we do not expect that the Master Fund will keep pace with a stock market rally of this magnitude. Nonetheless, we continue to deliver outperformance since inception versus the HFRI Fund of Funds Diversified Index by limiting downside during market corrections.

Investment Commentary

U.S. equities, as measured by the S&P 500® Index, enjoyed a very strong start to the year, and unlike 2012’s stealth rally when many investors were still sitting on the sidelines in the aftermath of 2008, more investors actively participated in the first quarter 2013 rally. U.S. equities outperformed non-U.S. equity indices, as measured by the MSCI EAFE® Index,3 by a substantial margin (roughly 550 basis points) in the first quarter, after trailing non-U.S. equity indices by roughly 700 basis points during the fourth quarter of 2012. Since May 2012, the MSCI EAFE® Index has slightly trailed the S&P 500® Index by 13.9% to 14.7%.

U.S. consumers continue to spend in spite of fears of a retrenching because of the increase in payroll taxes, sequestration-related spending cuts and high gasoline prices. Consumer spending was propelled by better employment prospects, sharp increases in home prices and a better performing stock market and the related beneficial wealth effect. Consumers also reacted favorably to the continually accommodative Federal Reserve, progress in Washington D.C. concerning the avoidance of the “fiscal cliff” and the ongoing economic recovery. The easy monetary policy of some of the primary central banks across the globe is prompting many investors to increase their risk appetite, with consequences unknown.

From May 2012 to March 2013, the U.S. 10-year Treasury yield fell from 1.98% to 1.87%. Corporate fundamentals, such as earnings growth and balance sheet strength, remained healthy, but yields were not particularly attractive for fixed-income instruments. The BofA Merrill Lynch Corporate Master Index4 finished March 2013 with an effective yield of 2.8%.

Fixed-income investors continued their reach for yield, while taking on more risk in non-investment grade credits. This was evident in the returns of the BofA Merrill Lynch High Yield Master II Index5 which rose 12.0% during the reporting period. Bond issuance continued to be driven by a healthy demand in these non-investment grade markets. In fact, according to Barclays, the high-yield primary market had its best first quarter on record as global high-yield issuance hit more than $100 billion, which is an increase of almost 6% from the same period in 2012. Investors continued to allocate capital to higher risk bonds in spite of strained valuations and signs that these asset classes are overbought. The outlook for high yield is becoming even more concerning as average yields linger at lows and prices and issuance remain at record highs, as both factors limit the potential for future returns.

Outside the United States, fixed-income markets struggled for the second straight quarter as measured in U.S. dollar terms (due to relative strengthening in U.S. currency). Euro zone economic data remained weak. Political turmoil, resulting from inconclusive elections in Italy and allegations of corruption against the Prime Minister in Spain, took a toll on European markets. Further, the banking crisis in Cyprus and subsequent bailout reminded investors of the continued instability of debt

1.	See footnote on page 6 for more information on the HFRI Fund of Funds Diversified Index.
2.	See footnote on page 6 for more information on the S&P 500® Index.
3.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

4.	The BofA Merrill Lynch Corporate Master Index is a market-value-weighted index composed of domestic corporate (BBB/Baa rated or better) debt issues. The BofA Merrill Lynch Corporate Master Index is a component of the BofA Merrill Lynch Corporate/Government Master Index. An investment cannot be made directly in an index.
5.	The BofA Merrill Lynch High Yield Master II Index monitors the performance of below investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. An investment cannot be made directly in an index.

mainstayinvestments.com/privateadvisors	3

markets throughout Europe and weighed on performance of sovereign government bonds outside the United States.

Caution continues to be Private Advisors’ primary theme as we believe there are plenty of headwinds facing both the equity and fixed-income markets. Economies that are driven by fiscal and monetary policies can be difficult to assess and model. While we cannot predict when interest rates will rise, we can assess the potential impact that such a scenario would have on various asset classes and prepare for it.

Portfolio Activity and Outlook

In 2013, we expect to find opportunities in the event-driven and global-macro strategies, in particular. While a lack of defaults and compressed yields across the spectrum of credit asset classes continues to act as a headwind, we believe that defensively positioned credit managers can benefit from the environment. In general, we expect less competition from market makers in the event-driven space. Bank regulations and capital requirements are likely to create high levels of asset disposals during 2013, which could present investment opportunities that are appropriate for hedge funds from a liquidity perspective. Furthermore, cash rich corporate balance sheets and easy financing should lead to increased corporate activity, including mergers and acquisitions, providing fertile ground for event-driven managers.

Overly leveraged central banks may choose to, or be forced into, taking actions soon, which could result in trading opportunities for global-macro managers in currencies and rates. Global macro’s lack of correlation to other asset classes and hedge fund strategies should prove helpful if global deleveraging or a reversion to the mean in rates causes market dislocations. We will also continue to explore European distressed strategies in 2013. As European banks recognize their need to address liquidity issues and deleverage more aggressively, and parts of the European economy experience slow to negative growth, the supply of distressed debt opportunities in Europe may increase significantly.

As we did in 2012, Private Advisors finds risk in traditional long-only credit allocations. The Master Fund’s credit exposure is characterized by managers that are 1) process or event driven (i.e., liquidations and litigations), 2) deep value focused (therefore less impacted by the rate environment due to price/yield cushion), or 3) hedged with an arbitrage/relative value focus. Consequently, we believe that the Master Fund is in a good position to weather a potentially challenging fixed-income environment.

We made three additions to the portfolio during the reporting period. Marble Arch and Saba Capital were both added as 4% positions during July 2012. Miura Global was added to the portfolio as a 4% position during February 2013.

Saba is a relative value manager that seeks to create value through all market cycles by owning convexity and optionality and identifying dislocations across the capital structure. Saba was founded in January 2009 by Boaz Weinstein. Boaz was previously co-head of the Global Credit Trading business at Deutsche Bank, where he managed a team of 650 people and was credited with having pioneered highly profitable credit and capital structure trading strategies. Saba employs 55 associates, 14 of which joined the firm on day one from Deutsche Bank. In comparison to our current corporate credit exposures, Saba utilizes a relative value approach that attempts to limit directional exposures. In addition, the strategy has historically benefited from market dislocation and volatility.

Marble Arch was co-founded in 2007 by Scott McLellan and Tim Jenkins. Marble Arch is a long/short investment fund predominantly focused on equity securities in less efficient areas of the market. The firm has a generalist investment approach, a value investing orientation and a dedication to short selling. Marble Arch employs a long-term, volatility-tolerant strategy targeting high absolute returns.

Lastly, Miura Global is a global long/short equity manager that was founded by Pasco Alfaro in 2004 and manages approximately $2.5 billion. Miura implements a bottom-up investment strategy with roughly one-third of its capital allocated each to North America, Western Europe and Asia. Miura has had only one year of negative performance since the firm’s inception and that occurred in 2009, when it lost 5%.

We are currently in various stages of due diligence with several managers. Additionally, we continue to re-evaluate the investment and operational merits of our existing managers. The Master Fund was invested in 28 active holdings at the end of the 11-month period.

Strategy and Manager Performance Review

Our long/short equity managers enjoyed strong returns since inception. Sheffield, Impala and Pelham were three of the Master Fund’s top contributors to performance. Sheffield generated alpha in both its long and short books. Impala had the highest returns of any of our long/short equity managers over this time frame. Meanwhile, Pelham benefited from certain long positions in Europe that have performed according to their expectations. SRS underperformed relative to other long/short equity managers, but still had a gain for the period.

The Master Fund’s allocation to event-driven strategies includes distressed debt, event-equity and event-driven multi-strategy. During the prior 11 months, event-driven strategies had positive results and were primary contributors to the Master Fund’s overall performance. Distressed debt was a strong performer for the period as liquidations continue to be profitable. All three of our distressed debt managers, Aurelius, Contrarian and Redwood, posted gains since inception. The Master Fund’s event-driven multi-strategy manager, Fir Tree, also performed well for the period, profiting from both event-equity and distressed investments.

4	Private Advisors Funds

The event-equity strategy turned positive since inception after a difficult 2012, propelled higher by strong first quarter 2013 gains from Luxor and Mason. Both of these managers struggled in 2012, and as a result, our investment team spent time re-underwriting each manager’s team, process and portfolio. We maintained our conviction in each manager, and their recent performance has validated our conclusions. As we expected, some of Mason’s long positions have begun to add value this year. In general, the event-equity strategy benefited from strong stock market performance in 2013. We find event-driven strategies to be of particular interest in terms of opportunities in 2013. Although M&A activity has still not shown signs of real strength, there is plenty of other corporate activity including litigation, restructurings and activism that we believe can provide skilled managers with the ability to generate positive returns.

The global-macro strategy was also a solid contributor to performance since inception. Most of our managers have benefited from positions in fixed income, credit and currencies (specifically the Yen). Our primary global-macro managers, Tudor, Moore and MKP, also posted positive returns since May 2012, although both of our portfolio hedges with Emerging Sovereign Group (Treasury Opportunities Portfolio and Credit Macro Event Fund) posted small losses. Overall, we have a positive view of the global-macro strategy going forward. It is our view that it can be challenging to navigate a market that is driven by fiscal and monetary policies, which is why we prefer skilled, discretionary macro managers that can assess and take advantage of a potentially rich opportunity set.

Long/short corporate credit and long/short structured credit strategies both contributed to performance during the period. Structured credit continued to rally, supported by improved housing data. Structured credit positions could continue to benefit from the risk-on momentum and are less constrained than many corporate credits, as they are generally priced at significant discounts. Both of our structured credit managers, Marathon Securitized Credit and One William Street, have performed very well. While they have trimmed positions on strength amidst the residential mortgage-backed securities (RMBS) rally, they are still identifying idiosyncratic situations, interesting relative value trades, opportunities in Europe, and activist strategies such as mortgage put-backs. A few of our managers have also increased exposure to commercial mortgage-backed securities (CMBS), which performed particularly well during the first quarter. Our multi-strategy managers have also profited from opportunistically allocating to CMBS. While we do not expect structured credit managers to deliver the exceptional results that they did in 2012, we maintain a constructive view on the strategy and believe that our managers will continue to perform well in 2013. Long/short corporate credit manager Archer posted a decent gain for the period, while Saba was slightly negative since July 2012. We expect our managers to find more opportunities on the short side in 2013, given where credit is priced today.

The Master Fund’s relative value strategy currently includes one multi-strategy manager, HBK and one convertible arbitrage manager, Waterstone. Both managers have posted minor gains since the Master Fund’s inception. Although HBK had a gain for the period, it was among the Master Fund’s weakest performers as they experienced losses in some of their arbitrage strategies. In general, we currently find capital structure arbitrage to be a particularly attractive strategy from a risk/return perspective. Our investment professionals are researching and assessing opportunities in the capital structure arbitrage space, which we believe could act as a defensive, uncorrelated performer in a difficult credit market.

Conclusion

We are pleased with the Master Fund’s performance since inception in May 2012. Of the 28 managers currently held by the Fund, 24 posted positive returns during this time frame, and we readily outperformed the HFRI Diversified Fund of Funds Index. Not surprisingly, we lagged the S&P 500® Index for the period as it enjoyed exceptionally strong returns.

We believe that a cautious approach is critical despite the impressive run that the stock market has had over the last few years and the resiliency of the non-investment grade credit markets. There are a number of macro factors that could cause serious market turmoil in the near term. The full impact of the recent sequestration that took effect in March has not yet been felt in the U.S. economy. Spending cuts could create a drag on domestic economic growth once the effects have finally been felt. Europe also faces significant sovereign debt issues that will still need to be resolved.

Correlations within asset classes and volatility levels remain subdued, creating a favorable environment for security selection and idiosyncratic risk taking. As a result, we continue to see a greater dispersion of returns among managers. In such an environment, we expect our managers to continue to outperform through superior security selection in both their long and short books.

Thank you for your continued support.

Tim Berry

Portfolio Manager

Charles Honey

Portfolio Manager

mainstayinvestments.com/privateadvisors	5

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Index performance shown is for illustration purposes only. You cannot invest directly into an index. Investment return and principal value will fluctuate, and as a result, when shares are sold, they may be worth more or less than their original cost. For more updated performance information, please visit mainstayinvestments.com/privateadvisors or call 1-888-207-6176.

Average Annual Total Returns for the Period Ended March 31, 2013

Fund	Sales Charge		Since Inception	Gross Expense Ratio[2]
Private Advisors Alternative Strategies Fund	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	3.49 6.69%	9.65%
Private Advisors Alternative Strategies Master Fund	No Sales Charge		7.32	8.30

Benchmark Performance	Since Inception
HFRI Fund of Fund Diversified Index[3]	5.48%
S&P 500® Index[4]	14.68
Barclays U.S. Aggregate Bond Index[5]	2.64

Strategy Allocations as of March 31, 2013 (Unaudited)

1.	The performance table does not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect the maximum applicable sales charge as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The HFRI Fund of Funds Diversified Index is a non-investable product of diversified fund of funds. The index is weighted (fund weighted) with an inception of January 1990. An investment cannot be made directly in an index.
4.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6	Private Advisors Funds

Private Advisors Alternative Strategies Master Fund

Annual Report

March 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Private Advisors Alternative Strategies Master Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows present fairly, in all material respects, the financial position of Private Advisors Alternative Strategies Master Fund (hereafter referred to as the “Fund”) at March 31, 2013, and the results of its operations, the changes in its net assets and its cash flows for the period May 1, 2012 (commencement of operations) through March 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at March 31, 2013 by correspondence with the custodian and underlying portfolio funds, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 30, 2013

mainstayinvestments.com/privateadvisors	9

Schedule of Investments March 31, 2013

	Percent of Net Assets	Fair Value	Unrealized Appreciation (Depreciation)	Redemptions Permitted
Investments in Hedge Funds				Notice Period	Permitted (a)	Liquidity Restrictions
Bahamas Domiciled
Global Macro Global
Moore Macro Managers Fund, Ltd.	3.98%	$1,791,910	$191,910	60 Days	Q	None

Total Bahamas Domiciled (cost $1,600,000)	3.98	1,791,910	191,910

Bermuda Domiciled
Long/Short Equity Global
Pelham Long/Short Fund, Ltd.	4.12	1,853,264	253,264	90 Days	A	Locked up until May 31, 2013

Total Bermuda Domiciled (cost $1,600,000)	4.12	1,853,264	253,264

British Virgin Islands Domiciled
Long/Short Equity Global
Miura Global Fund, Ltd.	3.66	1,647,087	47,087	90 Days	M	None

Total British Virgin Islands Domiciled (cost $1,600,000)	3.66	1,647,087	47,087

Cayman Islands Domiciled
Convertible Arbitrage North America
Waterstone Market Neutral Offshore Fund, Ltd.	2.77	1,244,794	44,794	45 Days	Q	Locked up until June 30, 2013

Total Convertible Arbitrage (cost $1,200,000)	2.77	1,244,794	44,794

Distressed Corporate North America
Aurelius Capital International, Ltd.	4.11	1,850,050	250,050	65 Days	S	Locked up until May 31, 2014
Contrarian Capital Trade Claims Offshore, Ltd.	2.03	912,325	112,325	90 Days	A	None
Redwood Offshore Fund, Ltd.	3.08	1,386,442	186,442	60 Days	B	Locked up until June 30, 2014

Total Distressed Corporate (cost $3,600,000)	9.22	4,148,817	548,817

Global Macro Global
ESG Credit Macro Event Offshore Fund, Ltd.	0.67	298,651	(101,349)	30 Days	M	None
ESG Treasury Opportunities Offshore Portfolio, Ltd.	0.77	347,611	(52,389)	30 Days	M	None
MKP Opportunity Offshore, Ltd.	2.81	1,265,900	65,900	60 Days	M	None
Tudor BVI Global Fund, Ltd. (The)	3.98	1,789,981	189,981	60 Days	Q	None

Total Global Macro (cost $3,600,000)	8.23	3,702,143	102,143

Long/Short Credit Global
Saba Capital Offshore Fund, Ltd.	3.43	1,542,970	(57,030)	65 Days	Q	Locked up until June 30, 2013

10	Private Advisors Alternative Strategies Master Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Percent of Net Assets	Fair Value	Unrealized Appreciation (Depreciation)	Redemptions Permitted
Investments in Hedge Funds				Notice Period	Permitted (a)	Liquidity Restrictions
Cayman Islands Domiciled (continued)
Long/Short Credit (continued)
North America
Archer Capital Offshore Fund, Ltd.	2.97%	$1,337,392	$137,392	90 Days	Q	None

Total Long/Short Credit (cost $2,800,000)	6.40	2,880,362	80,362

Long/Short Equity Global
LAE Fund, Ltd.	3.90	1,752,065	152,065	60 Days	Q	None
Sheffield International Partners, Ltd.	4.12	1,853,584	253,584	90 Days	Q	Locked up until April 30, 2013
						25% gate on redemption
SRS Partners, Ltd.	3.65	1,640,771	40,771	60 Days	Q	Locked up until June 30, 2014
North America
Absolute Partners Fund, Ltd.	3.51	1,577,560	(22,440)	90 Days	M	None
Hoplite Offshore Fund, Ltd.	3.74	1,684,230	84,230	45 Days	Q	Locked up until April 30, 2013
Impala Fund Ltd.	4.15	1,867,464	267,464	45 Days	Q	Locked up until June 30, 2013
Marble Arch Offshore Partners, Ltd.	4.00	1,800,499	200,499	60 Days	Q	Locked up until June 30, 2013
North Run Offshore Partners, Ltd.	4.06	1,825,680	225,680	90 Days	Q	Locked up until June 30, 2013
Southpoint Qualified Offshore Fund, Ltd.	3.77	1,696,319	96,319	60 Days	Q	None

Total Long/Short Equity (cost $14,400,000)	34.90	15,698,172	1,298,172

Multi-Strategy Global
HBK Offshore Fund II L.P.	3.55	1,597,205	97,205	90 Days	Q	None
Mason Capital, Ltd.	3.66	1,648,181	48,181	45 Days	A	Locked up until April 30, 2013
North America
Fir Tree International Value Fund II, Ltd.	5.04	2,266,565	266,565	90 Days	A	Locked up until April 30, 2013
Luxor Capital Partners Offshore, Ltd.	3.74	1,681,894	81,894	90 Days	Q	None

Total Multi-Strategy (cost $6,700,000)	15.99	7,193,845	493,845

Structured Credit North America
Marathon Securitized Credit Fund, Ltd.	3.32	1,493,503	293,503	60 Days	Q	None
One William Street Capital Offshore Fund, Ltd.	3.10	1,396,215	196,215	90 Days	Q	Locked up until June 30, 2013

Total Structured Credit (cost $2,400,000)	6.42	2,889,718	489,718

Total Cayman Islands Domiciled (cost $34,700,000)	83.93	37,757,851	3,057,851

Total investments in Hedge Funds (cost $39,500,000)	95.69	43,050,112	$3,550,112

Other Assets, less Liabilities	4.31	1,937,189

Net Assets	100.00%	$44,987,301

(a)	A = Annually, B = Bi-Annually, M = Monthly, Q = Quarterly, S = Semi-Annually

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com/privateadvisors	11

Statement of Assets and Liabilities March 31, 2013

Assets
Investments in Hedge Funds, at fair value (identified cost $39,500,000)	$43,050,112
Cash	2,009,244
Due from Feeder Fund	100,000
Due from Manager (See Note 5)	11,083
Prepaid assets	89,284

Total assets	45,259,723

Liabilities
Accrued expenses	172,422
Subscriptions received in advance	100,000

Total liabilities	272,422

Net Assets	$44,987,301

Composition of Net Assets:
Net capital	$42,703,387
Accumulated net investment income (loss)	(1,266,198)
Net unrealized appreciation (depreciation) on investments in Hedge Funds	3,550,112

Net Assets	$44,987,301

Net Asset Value Per Share:
42,651.68 Shares issued and outstanding, Par value $0.001 per Share 450,000 registered Shares of beneficial interest	$1,054.76

12	Private Advisors Alternative Strategies Master Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

for the period May 1, 2012 (commencement of operations) through March 31, 2013

Expenses
Management Fee (See Note 4)	$412,728
Offering costs	285,657
Administration fees	185,254
Professional fees	101,000
Trustees	25,694
Shareholder communication	15,000
Insurance fees	13,290
Transfer agent	11,791
Custodian	5,000
Miscellaneous	8,000

Total expenses before waiver/reimbursement	1,063,414
Expense waiver/reimbursement from Manager	(500,603)

Net expenses	562,811

Net investment income (loss)	(562,811)

Net realized and unrealized gain (loss) on investments
Net change in unrealized appreciation (depreciation) on investments in Hedge Funds	3,550,112

Net increase (decrease) in net assets resulting from operations	$2,987,301

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com/privateadvisors	13

Statement of Changes in Net Assets

for the period May 1, 2012 (commencement of operations) through March 31, 2013

Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(562,811)
Net change in unrealized appreciation (depreciation) on investments in Hedge Funds	3,550,112

Net increase (decrease) in net assets resulting from operations	2,987,301

Distributions to shareholders from:
Net investment income	(703,387)

Capital share transactions:
Subscriptions (representing 2,052.87 Shares)	2,100,000
Distributions reinvested (representing 698.81 Shares)	703,387

Increase (decrease) in net assets derived from capital share transactions	2,803,387

Net increase (decrease) in net assets	5,087,301
Net assets, beginning of period (representing 39,900 Shares)	39,900,000

Net assets, end of period (representing 42,651.68 Shares)	$44,987,301

14	Private Advisors Alternative Strategies Master Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the period May 1, 2012 (commencement of operations) through March 31, 2013

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$2,987,301
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments in Hedge Funds	(39,500,000)
Net change in unrealized appreciation (depreciation) on investments in Hedge Funds	(3,550,112)
Changes in operating assets and liabilities:
Due from Manager (See Note 5)	(11,083)
Prepaid assets	(89,284)
Accrued expenses	172,422

Net cash provided by (used in) operating activities	(39,990,256)

Cash flows from financing activities
Subscriptions	2,100,000

Net cash provided by (used in) financing activities	2,100,000

Net increase (decrease) in cash	(37,890,756)
Cash, beginning of period	39,900,000

Cash, end of period	$2,009,244

Supplemental disclosure of cash flow information:
Distributions reinvested	$703,387

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com/privateadvisors	15

Notes to Financial Statements

1.  Organization and Business

Private Advisors Alternative Strategies Master Fund (the “Master Fund”) was organized on December 15, 2011 as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated December 14, 2011. The Master Fund is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940 as amended (“1940 Act”). The Master Fund commenced investment operations on May 1, 2012 (“Commencement of Operations”).

The Master Fund is a “Master” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure, another closed-end, non-diversified management company, Private Advisors Alternative Strategies Fund (the “Feeder Fund”), invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund. The Master Fund may also accept investments from certain other investors as well, including, among others, investors purchasing shares through (i) certain “wrap fee” or other programs sponsored by financial intermediary firms and (ii) certain non-broker/dealer registered investment advisory firms.

The investment objective of the Master Fund is to seek long-term capital appreciation above equity returns over a full market cycle with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both traditional equity and fixed income markets. The Master Fund seeks to achieve this investment objective by investing principally in private investment funds or “hedge funds” managed by third-party portfolio managers (“Portfolio Managers”) who employ diverse styles and strategies (“Hedge Funds”). The Master Fund generally seeks to invest in Hedge Funds managed by Portfolio Managers who have proven investment management experience and who invest in the Hedge Funds they manage alongside their clients’ capital. The investment strategies employed by the Portfolio Managers may include, among others, credit, event-driven, distressed, global macro, income, long/short equity and relative value/arbitrage strategies.

New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and serves as the Master Fund’s investment manager. New York Life Investments has in turn delegated its portfolio management responsibilities to Private Advisors LLC, a Virginia limited liability company, (“Private Advisors”), who serves as the Master Fund’s subadvisor (together with New York Life Investments, the “Advisors”). New York Life Investments also serves as the investment manager to the Feeder Fund and Private Advisors also serves as the subadvisor to the Feeder Fund. Subject to policies adopted by the Master Fund’s Board of Trustees (“Board”), Private Advisors, among other things, (i) manages the day-to-day investment operations of the Master Fund, (ii) seeks investment opportunities for the Master Fund, and (iii) monitors the performance of and makes investment and trading decisions with respect to the Master Fund’s investment portfolio.

The Board has overall responsibility for monitoring and overseeing the Master Fund’s investment program and its management and operations. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined by the 1940 Act) of the Master Fund.

As of March 31, 2013, the Feeder Fund represented $1,387,022 or 3.08% of the Master Fund’s net assets.

2.  Significant Accounting Policies

The Master Fund prepares its financial statements, which are expressed in U.S. dollars, in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and follows significant accounting policies described below.

Investment in the Fund

NYLIFE Distributors LLC (“Distributor”), an affiliate of the Advisors, acts as the distributor of the Master Fund’s shares of beneficial interest (“Shares”). The Distributor may enter into selected dealer arrangements with various brokers, dealers, banks and other financial intermediaries (“Financial Intermediaries”) to sell Shares.

Although the Shares are registered under the Securities Act of 1933, as amended (“Securities Act”), investments in the Master Fund generally may be made only by investors that satisfy the definition of “accredited investors” as defined in Rule 501(a) of Regulation D under the Securities Act (“Eligible Investors”). Eligible Investors who subscribe for Shares and are admitted to the Master Fund become shareholders (“Shareholders”) of the Master Fund. Generally, Shares will be continuously offered on a monthly basis at a price equal to their then current net asset value (“NAV”) per Share. The minimum initial subscription for Shares is $50,000, and the minimum subsequent subscriptions are $10,000. The Master Fund may accept subscriptions for lesser amounts at the discretion of the Advisors. Shares are offered for purchase as of the first business day of each month or at such other times as determined in the discretion of the Board. Shares are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Master Fund’s Declaration of Trust. With very limited exceptions, redemptions in Shares will be provided only through periodic tender offers, if any, by the Master Fund, as described below.

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Master Fund to redeem Shares. The Master Fund may from time to time offer to repurchase Shares from its Shareholders in accordance with written tenders by Shareholders. Each tender offer may be limited and will generally apply to 20% of the assets of the Master Fund at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. If a tender offer is oversubscribed, the Master Fund will, in its sole discretion, either (a) accept the additional Shares permitted to be accepted pursuant to Rule 13e-4(f)(1) under the Securities Exchange Act of 1934, as amended; (b) extend the tender offer, if necessary, and increase the number of Shares that the Fund is offering to repurchase to a number it believes sufficient to accommodate the excess Shares tendered as well as any Shares tendered during the extended offer; or (c) accept Shares tendered on or before the expiration date for payment on a pro rata basis based on the number of tendered Shares. In determining whether the Master Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic factors. In the event that the Master Fund does not at least once during any 24 consecutive month period beginning after January 1, 2013, offer to repurchase Shares tendered in accordance with such terms and conditions as the Board may determine in its sole discretion, the Board will be required to call a meeting of Shareholders for the purposes of considering whether to dissolve the Master Fund.

16	Private Advisors Alternative Strategies Master Fund

The Advisors expect that they will generally recommend to the Board that the Master Fund offer to repurchase Shares from Shareholders quarterly on the last business day of March, June, September and December. However, the Master Fund is not required to conduct a tender offer and may be less likely to conduct tenders during periods of exceptional tender conditions or when Hedge Funds suspend redemptions. The Master Fund will require that each tendering Shareholder tender a minimum of $25,000 worth of Shares, subject to the Board’s ability to permit a Shareholder to tender a lesser amount in its discretion. A tender offer to purchase up to 20% of the net assets of the Master Fund commenced on March 22, 2013. The tender offer had an expiration date of April 22, 2013. As of March 31, 2013, no responses for redemption have been received.

A 5.00% early repurchase fee (“Repurchase Fee”) will be assessed to any Shareholder that tenders his or her Shares to the Master Fund prior to the business day immediately preceding the one-year anniversary of the Shareholder’s purchase of the respective Shares. The Repurchase Fee applies separately to each purchase of Shares made by a Shareholder. The purpose of the Repurchase Fee is to, among other things, discourage short-term investments, which are generally disruptive to the Master Fund’s investment program.

The Master Fund was initially capitalized with $100,000 of capital on April 3, 2012. In addition, $39,800,000 was invested into the Master Fund by New York Life Investments on April 25, 2012.

Valuation of Investments

Private Advisors has designed ongoing due diligence processes with respect to the Hedge Funds and their Portfolio Managers, which assist Private Advisors in assessing the quality of information provided by, or on behalf of, each Hedge Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require Private Advisors to forego their normal reliance on the value supplied by, or on behalf of, such Hedge Fund and to determine independently a fair valuation of the Master Fund’s interest in such Hedge Fund, consistent with the Master Fund’s fair valuation procedures.

The Board has adopted procedures for the valuation of each of the Hedge Funds and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Board (the “Valuation Committee”). The Board has also authorized the Valuation Committee to appoint a Sub-Committee (“Valuation Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Valuation Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. Determinations of the Valuation Committee and the Valuation Sub-Committee are subject to review and ratification and are subject to review and ratification by the Board at its next regularly scheduled meeting after the fair valuations are determined. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, primary responsibility for the monthly valuation of portfolio assets (including Hedge Funds for which market prices are not readily available) rests with Private Advisors and/or New York Life Investments.

Investments in Hedge Funds

The Board has approved procedures pursuant to which the Master Fund values its investments in Hedge Funds at fair value, which ordinarily will be the amount equal to the Master Fund’s pro rata interest in the net assets of each such Hedge Fund, as such value is supplied by, or on behalf of, the Hedge Fund’s portfolio manager from time to time, usually monthly. The Master Fund complies with the authoritative guidance under GAAP for estimating the fair value of investments in the Hedge Funds that have calculated net asset value in accordance with the specialized accounting guidance for investment companies (the “practical expedient”). Investments in Hedge Funds are generally valued, as a practical expedient, utilizing the net asset valuations provided by the Hedge Funds when the net asset valuations of the investments are calculated without further adjustment (or adjusted by the Master Fund if the NAV is deemed to be not reflective of fair value). The Master Fund applies the practical expedient to its investments in Hedge Funds on an investment-by-investment basis and consistently with the Master Fund’s entire position in a particular investment unless it is probable that the Master Fund will sell an investment at an amount different from the net asset valuation or in other situations where the practical expedient is not available. When the Master Fund believes alternative valuation techniques are more appropriate, the Master Fund considers other factors in addition to the net asset valuation, such as, but not limited to, features of the investment, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in its determination of fair value. Certain financial statements of the Hedge Funds were either not available or excluded details of investment securities portfolios. As of March 31, 2013 the Master Fund’s Advisors were unaware of any significant issuer concentration in the Hedge Funds.

The valuations reported by the Portfolio Managers, upon which the Fund primarily relies in calculating its month-end NAV and NAV per Share, may be subject to later adjustment, based on information reasonably available at that time. The Master Fund will pay repurchase proceeds, as well as calculate management and other fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event that a Hedge Fund, in accordance with its valuation procedures, subsequently corrects, revises or adjusts an unaudited estimated or final value that was properly relied upon by the Master Fund, the Master Fund will generally not make any retroactive adjustments to its NAV, or to any amounts paid based upon such NAV, to reflect a revised valuation. If, after the Master Fund pays repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the repurchasing Shareholders (if the valuations are revised upward) or the remaining Shareholders (if the valuations are revised downwards) will bear the risk of such revisions. A repurchasing Shareholder will neither receive distributions from, nor will it be required to reimburse, the Master Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other Shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a

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Notes to Financial Statements (continued)

result, to the extent that such subsequently adjusted valuations from Portfolio Managers or revisions to NAV of a Hedge Fund adversely affect the Master Fund’s NAV, the outstanding Shares of the Fund will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at an NAV per Share higher than the adjusted amount. Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Shares and to the detriment of Shareholders who previously has their Shares repurchased at an NAV per Share lower than the adjusted amount. New Shareholders, as well as Shareholders purchasing additional Shares, may be affected in a similar way because the same principles apply to the subscription for Shares.

Because of the inherent uncertainty of valuation, the estimated value of Hedge Funds for which no ready market exists may differ significantly from the value that would be used had a ready market for the security existed, and the differences could be material. When market quotations may not be available, investments such as complex or unique financial instruments may be priced pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instruments or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of Hedge Funds.

The following are descriptions of the various strategies utilized by the underlying Hedge Funds.

Convertible Arbitrage

Portfolio Managers who utilize this strategy take advantage of price discrepancies within a company’s capital structure. Portfolio Managers in this strategy typically purchase a convertible bond or convertible preferred stock of the issuer while simultaneously selling short the underlying security (often in issuer’s common stock) and, in many cases, shorting a credit instrument of the issuer. Accordingly, the Portfolio Managers’ positions are hedged and therefore returns are dependent upon the relative price movements of the securities, not upon the movements of the securities markets. Portfolio Managers usually leverage their portfolios in order to enhance returns.

Distressed Corporate

Portfolio Managers seek to purchase securities (typically debt) of companies experiencing financial or operating difficulties due to excessive debt burdens or temporary liquidity problems. Often these companies are in or about to enter bankruptcy. Understanding the complexities of the bankruptcy process allows experienced distressed Portfolio Managers to profit by buying the securities at a deep discount to intrinsic value.

Global Macro

This strategy relies on the assessment of relative valuations at a macroeconomic level across multiple geographies and asset classes based on economic indicators, trend and factor analysis and flow of funds data.

Investments can span the fixed income, currency, commodity and equity markets. Macro investing is generally a liquid, high frequency trading strategy.

Long/Short Credit

This strategy involves taking both long and short positions in distinct corporate debt instruments.

Long/Short Equity

This strategy involves taking both long and short positions primarily in public equities.

Structured Credit

This strategy attempts to isolate returns by trading in tranches of various types of structured credit instruments. This may include multiple tranches of collateralized debt obligations (CDOs), collateralized loan obligations (CLOs), residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), credit default swaps (CDS), credit default swap index (CDX), asset-backed securities index (ABX) and commercial mortgage-backed securities index (CMBX).

Distribution of Income and Gains

The Master Fund intends to distribute all of its net investment income, and net short-term and long-term capital gain, if any, to Shareholders each year as required to maintain regulated investment company (“RIC”) status. Distributions will be made annually to each Shareholder pro rata based upon the number of Shares held by such Shareholder on the record date and will be net of expenses.

In order to satisfy the diversification requirements under Subchapter M of the Internal Revenue Code, the Master Fund generally invests its assets in Hedge Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). As such, the Master Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Master Fund (“DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and capital gain distributions in cash.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows of the Master Fund is the amount included in the Master Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or restricted cash.

Income and Operating Expenses

The Master Fund bears its own expenses including, but not limited to, legal expenses, accounting expenses (including third-party accounting

18	Private Advisors Alternative Strategies Master Fund

services), auditing and other professional expenses, administration expenses and custody expenses. Interest income and interest expense are recorded on an accrual basis. Operating expenses are recorded as incurred.

In addition, the Master Fund bears a pro rata share of the fees and expenses of the Hedge Funds in which it invests. Because the Hedge Funds have varied expense and fee levels and the Master Fund may own different proportions of the Hedge Funds at different times, the amount of fees and expenses incurred indirectly by the Master Fund may vary. These indirect expenses of the Hedge Funds are not included in realized gains/losses on investments and unrealized appreciation/depreciation on investments on the Statement of Operations.

Recognition of Gains and Losses

Changes in unrealized appreciation or depreciation from each Hedge Fund are included in the Statement of Operations as net change in unrealized appreciation (depreciation) on investments in Hedge Funds.

Investment transactions in Hedge Funds are recorded on a trade date basis. Any proceeds received from Hedge Fund redemptions that are in excess of the Hedge Funds’ cost basis are classified as net realized gain from investments in Hedge Funds on the Statement of Operations. Any proceeds received from Hedge Fund redemptions that are less than the Hedge Funds’ cost basis are classified as net realized loss from investments in Hedge Funds on the Statement of Operations. Realized gains and losses from investments in Hedge Funds are calculated based on specific identification.

Use of Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements such as valuation of its investments. Actual results could differ from those estimates.

3.  Income Taxes

Federal Income Taxes

The Master Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to RICs and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Master Fund has adopted a tax year-end of October 31. Unless otherwise indicated, all applicable tax disclosures reflect tax adjusted balances as of October 31, 2012. The Master Fund files tax returns with the U.S. Internal Revenue Service and various states. The Master Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Master Fund’s tax positions taken on federal, state and local income tax returns for the open tax year (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Master Fund’s financial statements. The Master Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitation have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

There were no distributions paid during the period May 1, 2012 (Commencement of Operations) through October 31, 2012.

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$703,387
Unrealized appreciation (depreciation)	(706,381)
Accumulated net realized gain (loss)	—

As of October 31, 2012, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$38,900,321
Gross tax unrealized appreciation	$—
Gross tax unrealized depreciation	(706,381)
Net tax unrealized appreciation (depreciation) on investments	$(706,381)

Temporary differences are due to the different treatment for book and tax of the Master Fund’s investment in PFICs.

4.  Fair Value of Financial Instruments

“Fair value” is defined as the price that the Master Fund would receive upon selling an investment or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In determining fair value, the Master Fund uses the practical expedient. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that most observable inputs are to be used when available. The fair value hierarchy is categorized into three levels based on the inputs as follows:

The fair value hierarchy categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value.

•	Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

•

Level 2—Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. Investments in Hedge Funds that are redeemable at net asset value without penalties within 3 months of period-end are considered Level 2 assets and represent the net asset values as reported by the Hedge Funds; and

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Notes to Financial Statements (continued)

•

Level 3—Significant unobservable prices or inputs (including the Master Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date. Investments in Hedge Funds that are not redeemable at net asset value within 3 months of period-end, or are subject to a redemption penalty extending past three months are considered Level 3 assets and represent the net asset values as reported by the Hedge Funds.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Master Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the market place, the liquidity of markets and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used has a ready market for the investments existed, and the differences could be material. Accordingly, the degree of judgment exercised by the Master Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Investments in Hedge Funds are included in Level 2 or 3 of the fair value hierarchy. In determining the level, the Master Fund considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restrictions on the disposition of the investment. The Master Fund also considers the nature of the portfolios of the underlying Hedge Funds and their ability to liquidate their underlying investments. If the Master Fund does not know when it will have the ability to redeem its investment in the near term, the investment is included in Level 3 of the fair value hierarchy.

The valuation techniques used by the Master Fund to measure fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair value inputs used as of March 31, 2013 in valuing the Master Fund’s investments in Hedge Funds.

	Assets at Fair Value as of March 31, 2013
	Level 1	Level 2	Level 3	Total
Investments in Hedge Funds
Bahamas Domiciled
Global Macro	$—	$1,791,910	$—	$1,791,910
Bermuda Domiciled
Long/Short Equity	—	1,853,264	—	1,853,264
British Virgin Islands Domiciled
Long/Short Equity	—	1,647,087	—	1,647,087
Cayman Islands Domiciled
Convertible Arbitrage	—	1,244,794	—	1,244,794
Distressed Corporate	—	912,325	3,236,492	4,148,817
Global Macro	—	3,702,143	—	3,702,143
Long/Short Credit	—	2,880,362	—	2,880,362
Long/Short Equity	—	12,203,817	3,494,355	15,698,172
Multi-Strategy	—	7,193,845	—	7,193,845
Structured Credit	—	2,889,718	—	2,889,718

Total investments in Hedge Funds	$—	$36,319,265	$6,730,847	$43,050,112

The Master Fund recognizes transfers between levels as of the beginning of the period.

20	Private Advisors Alternative Strategies Master Fund

The following is a reconciliation of investments in Hedge Funds in which significant unobservable inputs (Level 3) were used in determining value:

	Cayman Islands Domiciled
	Distressed Corporate	Long/Short Equity	Total
Balance as of May 1, 2012
(Commencement of Operations)	$—	$—	$—
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	436,492	294,355	730,847
Purchases	2,800,000	3,200,000	6,000,000
Sales	—	—	—
Transfers into Level 3 (a)	—	—	—
Transfers out of Level 3 (a)	—	—	—

Balance as of March 31, 2013	$3,236,492	$3,494,355	$6,730,847

Net change in unrealized appreciation (depreciation) on Level 3 investments in Hedge Funds still held as of March 31, 2013	$436,492	$294,355	$730,847

(a)	Transfers between levels may occur based on changes in the underlying Hedge Funds and/or changes in liquidity and are recognized as of the beginning of the period.

Net realized gains (losses) and net change in unrealized appreciation (depreciation) presented above are reflected in the accompanying Statement of Operations.

5.  Fees and Related Party Transactions

The Master Fund bears all of the expenses of its own operations, including, but not limited to, the investment management fee for the Master Fund payable to New York Life Investments, administration fees, custody fees, and transfer agent fees payable to State Street Bank and Trust Company (“State Street”).

In consideration of the management services provided by New York Life Investments to the Master Fund, the Master Fund pays New York Life Investments a monthly management fee of 0.0917% (1.10% on an annualized basis) of the Master Fund’s month end NAV (“Management Fee”). New York Life Investments will pay a portion of the Management Fee it receives from the Master Fund (net of any fee waiver or expense reimbursement arrangements) to Private Advisors for the provision of its subadvisory services. For the period ended March 31, 2013, the Master Fund incurred management fees of $412,728.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired (Underlying) Fund Fees and Expenses (i.e., the expenses of the underlying Hedge Funds)) do not exceed 1.50% of its average month-end net assets. This agreement will remain in effect until August 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Accordingly, $500,603 of expenses was reimbursed of which $285,657 pertained to offering costs (See Note 8), so that expenses do not exceed 1.50% of its average month-end net assets. As of March 31, 2013, $11,083 is due from the Manager.

The Master Fund has retained State Street to provide administrative and accounting services to the Master Fund. State Street also serves as the Master Fund’s transfer agent and custodian. Under the terms of an administration agreement with the Master Fund (“Administration

Agreement”), State Street is responsible for, among other things: (i) reconciling cash and investment balances; (ii) maintaining the general ledger and sub-ledger accounts and arranging for the computation of the Master Fund’s NAV; (iii) preparing the Master Fund’s annual and semi-annual reports; (iv) maintaining the register of Shareholders; (v) processing matters relating to subscriptions for and repurchases of Shares; and (vi) issuing reports and transaction statements to Shareholders. For its services, State Street is paid a monthly fee directly from the Master Fund. For the period ended March 31, 2013, the Master Fund incurred administration fees, custody fees, and transfer agent fees of $185,254, $5,000, and $11,791, respectively.

From time to time, the Master Fund may have a concentration of Shareholders holding a significant percentage of its net assets. Investment activities of these Shareholders could have a material impact on the Master Fund. As of March 31, 2013, New York Life Management Holdings, LLC, an affiliate of the Advisors, maintains a significant holding in the Master Fund which represents 95.18% of the Master Fund’s NAV.

6.  Investments in Hedge Funds

As of March 31, 2013, the Master Fund had investments in 28 Hedge Funds. The Master Fund, as an investor in these Hedge Funds, pays management fees of up to 4.00% (per annum) of the NAV of its ownership interest in such Hedge Funds, as well as incentive fees or allocations of up to 27.00% of net profits earned that are allocable to the Master Fund’s ownership interest in such Hedge Funds. Although the foregoing ranges of Master Fund expenses are based on audited financial data received from the Hedge Funds, the ranges were not audited by the Master Fund’s independent registered public accounting firm.

Aggregate purchases of investments in Hedge Funds for the period ended March 31, 2013 were $39,500,000. The Master Fund had no proceeds from sales of investments in Hedge Funds for the period ended March 31, 2013. There were no unfunded commitments outstanding to Hedge Funds as of March 31, 2013.

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Notes to Financial Statements (continued)

7.  Offering of Shares

The Master Fund’s Share activities for the period ended March 31, 2013 were as follows:

Balance as of May 1, 2012*	Subscriptions	Redemptions	Distributions reinvested	Balance as of March 31, 2013
39,900	2,052.87	—	698.81	42,651.68

*	Commencement of Operations

8.  Organization and Offering Expenses

New York Life Investments has agreed to pay all of the Master Fund’s organizational expenses. As a result, organizational expenses of the Master Fund are not reflected in the Master Fund’s financial statements. Organizational expenses incurred through March 31, 2013 and paid by New York Life Investments were $308,129.

The Master Fund will bear its own offering costs, as well as the offering costs related to the Feeder Fund. As of March 31, 2013, the Master Fund had incurred offering costs of $344,143, of which $285,657 have been expensed over the period May 1, 2012 (Commencement of Operations) through March 31, 2013 and has been reimbursed in accordance with the Expense Limitation Agreement. (See Note 5).

9.  Risks and Contingencies

The Master Fund may be subject to various risk factors including the following broad categories (i) the risks related to an investment in the Master Fund; (ii) the risks related to the types of investments utilized by the Hedge Funds; (iii) the risks related to the investment strategies of the Hedge Funds; and (iv) the risks related to the management and operations of the Hedge Funds.

The Master Fund is a recently organized management investment company and had no previous operating history as (i) an investment company registered under the 1940 Act, or (ii) a “master” fund in a “master-feeder” structure. An investment in the Master Fund is therefore subject to all of the risks and uncertainties associated with operating in such capacities.

Because Hedge Funds may have the ability to concentrate their investments by investing an unlimited amount of their assets in a specific issuer, sector, market, industry, strategy, country or geographic region, Hedge Funds will be subject to risks such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be.

Certain of the Portfolio Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Hedge Funds’ performance, risk levels, and/or market correlation. There can be no assurance that any Portfolio Manager will have success in achieving any goal related to such practices. The Portfolio Managers may be unable to, or may choose in their judgment not to seek to, achieve such goals.

Although Private Advisors generally seeks to invest with Portfolio Managers that have a minimum three-year Hedge Fund performance track record, there could be exceptions for sufficiently compelling opportunities. In this regard, certain Hedge Funds may have no prior or limited operating history upon which Private Advisors can evaluate their potential performance. The past investment performance of Hedge Funds managed by Portfolio Managers in which the Master Fund invests or expect to invest may not be construed as an indication of the future results of an investment in the Master Fund. In addition, Portfolio Managers that have no or limited operating history may not have direct experience managing Hedge Funds, including experience with financial, legal or regulatory considerations unique to Hedge Funds, and because there is generally less information available on which to base an opinion of such Portfolio Managers’ investment and management expertise, these types of investments may be subject to greater risk and uncertainty than investments with more experienced Portfolio Managers.

10.  Contractual Obligations

The Master Fund enters into contracts that contain a variety of indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.  Financial Highlights

The following summary represents per Share data, ratios to average net assets and other financial highlights information for Shareholders for the period May 1, 2012 (commencement of operations) through March 31, 2013:

	2013
Per Share operating performance:
Net asset value at beginning of period	$1,000.00

Net investment income (loss) (a)	(13.87)
Net change in unrealized appreciation (depreciation) on investments in Hedge Funds	86.21

Net increase (decrease) resulting from operations	72.34

Distributions paid
Net investment income	(17.58)

Net asset value at end of period	$1,054.76

Total investment return (b)	7.32	% (c)
Ratios (to average net assets)/Supplemental Data
Net investment income (loss) (d)	(1.50	%) ††
Net expenses (d)	1.50	% ††
Expenses (before waiver/reimbursement) (d)	2.84	% ††
Portfolio turnover rate (e)	0.00%
Net assets at end of period (in 000’s)	$44,987

††	Annualized.
(a)	Per share data based on average Shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Ratios of expenses and net investment income (loss) do not include the impact of expenses and incentive allocations or incentive fees related to the Underlying Hedge Funds.
(e)	The portfolio turnover rate reflects the investment activities of the Master Fund. Portfolio turnover was calculated at 0.00% as no securities were sold during the fiscal period.

22	Private Advisors Alternative Strategies Master Fund

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

12.  Subsequent Events

In connection with the preparation of the financial statements of the Master Fund for the period May 1, 2012 (Commencement of Operations) to March 31, 2013, events and transactions subsequent to March 31, 2013 through the date the financial statements were issued have been evaluated by the Master Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com/privateadvisors	23

Board of Trustees and Officers

Management

The Board oversees the actions of the Advisors and the Distributor and decides on general policies governing the operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date Of Birth	Term of Office, Position Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)
Interested Trustee	John Y. Kim 9/24/60(1)	Trustee (since 2011)	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, LLC (since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	78	Trustee, MainStay Funds Trust since 2009 (33 funds); Trustee, The MainStay Funds since 2008 (12 funds); Trustee, MainStay VP Funds Trust since 2008 (29 portfolios); Trustee, MainStay DefinedTerm Municipal Opportunities Fund since 2011

24	Private Advisors Alternative Strategies Master Fund

	Name and Date Of Birth	Term of Office, Position Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)
Independent Trustees	Susan B. Kerley 8/12/51	Trustee (since 2011)	President, Strategic Management Advisors (since 1990)	78	Trustee, MainStay Funds Trust since 2009 (33 funds); Trustee, The MainStay Funds since 2007 (12 funds); Trustee, MainStay VP Funds Trust since 2007 (29 portfolios); Trustee, Legg Mason Partners Funds, Inc., since 1991 (58 portfolios); Trustee, MainStay DefinedTerm Municipal Opportunities Fund since 2011
	Alan R. Latshaw 3/27/51	Trustee (since 2011)	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	Trustee and Audit Committee Financial Expert, MainStay Funds Trust since 2009 (33 funds); Trustee and Audit Committee Financial Expert, The MainStay Funds since 2006 (12 funds); Trustee and Audit Committee Financial Expert, MainStay VP Funds Trust since 2007 (29 portfolios); Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios); MainStay DefinedTerm Municipal Opportunities Fund since 2011
	Peter Meenan 12/5/41	Chairman (since 2013); Trustee (since 2011)	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	78	Trustee, MainStay Funds Trust since 2009 (33 funds); Trustee, The MainStay Funds since 2007 (12 funds); Trustee, MainStay VP Funds Trust since 2007 (29 portfolios) MainStay DefinedTerm Municipal Opportunities Fund since 2011
	Richard H. Nolan, Jr. 11/16/46	Trustee (since 2011)	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	Trustee, MainStay Funds Trust since 2009 (33 funds); Trustee, The MainStay Funds since 2007 (12 funds); Trustee, MainStay VP Funds Trust since 2006 (29 portfolios); Trustee, MainStay DefinedTerm Municipal Opportunities Fund since 2011
	Richard S. Trutanic 2/13/52	Trustee (since 2011)	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Trustee, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	Trustee, MainStay Funds Trust since 2009 (33 funds); Trustee, The MainStay Funds since 1994 (12 funds); Trustee, MainStay VP Funds Trust since 2007 (29 portfolios); Trustee, MainStay DefinedTerm Municipal Opportunities Fund since 2011

mainstayinvestments.com/privateadvisors	25

	Name and Date Of Birth	Term of Office, Position Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee(3)
Independent Trustees	Roman L. Weil 5/22/40	Trustee (since 2011)	Visiting Professor, University of California—San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Roth Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1996-2008)	78	Trustee and Audit Committee Financial Expert, MainStay Funds Trust since 2009 (33 funds); Trustee and Audit Committee Financial Expert, The MainStay Funds since 2007 (12 funds); Trustee and Audit Committee Financial Expert, MainStay VP Funds Trust since 1994 (29 portfolios); Trustee and Audit Committee Financial Expert, MainStay DefinedTerm Municipal Opportunities Fund since 2011
	John A. Weisser 10/22/41	Trustee (since 2011)	Retired; Managing Director, Salomon Brothers, Inc. (1971 to 1995)	78	Trustee, MainStay Funds Trust since 2009 (33 funds); Trustee, The MainStay Funds since 2007 (12 funds); Trustee, MainStay VP Funds Trust since 1997 (29 portfolios); Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust since 2008 (50 portfolios); Trustee, MainStay DefinedTerm Municipal Opportunities Fund since 2011

(1)	Trustee considered to be an “interested person” of the Master and Feeder Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, and Private Advisors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
(2)	The fund complex consists of the Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund, MainStay DefinedTerm Municipal Opportunities Fund and series of MainStay Funds Trust, The MainStay Funds and MainStay VP Funds Trust (“MainStay Group of Funds”).
(3)	Terms of service for MainStay VP Funds Trust includes services as a Director of MainStay VP Funds Trust’s predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

26	Private Advisors Alternative Strategies Master Fund

	Name and Date of Birth	Position with Funds	Term of Office And Year First Elected or Appointed	Principal Occupation(s) During Past Five Years*
Officers (Who are not Trustees)	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer	Indefinite term (since 2011)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust, and The MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer	Indefinite term (since 2011)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay Funds Trust , MainStay VP Funds Trust, and The MainStay Funds (since 2009), MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Assistant Secretary, The MainStay Funds (2006 to 2008), The MainStay Funds and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President	Indefinite term (since 2011)	Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay Funds Trust (since 2009), MainStay VP Funds Trust and The MainStay Funds (since 2007), and MainStay DefinedTerm Municipal Opportunities Fund (since 2011)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer	Indefinite term (since 2011)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds (since 2010), and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003-2010)
	Scott T. Harrington 2/8/59	Vice President— Administration	Indefinite term (since 2011)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (since 2006); Vice President—Administration, MainStay VP Funds Trust, and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009), and MainStay DefinedTerm Municipal Opportunities Fund (since 2011

*	Terms of service for MainStay VP Funds Trust includes services as a Director of MainStay VP Funds Trust’s predecessor, MainStay VP Series Fund, Inc., a Maryland corporation.

mainstayinvestments.com/privateadvisors	27

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Master Fund’s policies and procedures with respect to the voting of proxies; and (2) a record of how the Master Fund voted proxies during the most recent period ended March 31 is available without charge, upon request, by calling the Master Fund at 1-888-207-6176. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Schedule of Investments

The Master Fund is required to file its complete Schedule of Investments with the SEC for its first and third fiscal quarters on Form N-Q. The Master Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling 1-800-SEC-0330. The Master Fund’s Form N-Q may be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	Private Advisors Alternative Strategies Master Fund

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Other Information

Private Advisors Alternative Strategies Master Fund

51 Madison Avenue

New York, NY 10010

Trustees

John Y. Kim

Susan B. Kerley

Alan R. Latshaw

Peter Meenan

Richard H. Nolan, Jr.

Richard S. Trutanic

Roman L. Weil

John A. Weisser

Officers

Jack R. Benintende

Jeffrey A. Engelsman

Stephen P. Fisher

J. Kevin Gao

Scott T. Harrington

Investment Manager

New York Life Investment Management LLC

51 Madison Avenue

New York, NY 10036

Subadvisor

Private Advisors LLC

1800 Bayberry Court

Richmond, VA 23226

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Not part of the Annual Report

mainstayinvestments.com/privateadvisors

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The Private Advisors Alternative Strategies Fund and the Private Advisors Alternative Strategies Master Fund are managed by New York Life Investment Management LLC, an indirect subsidiary of New York Life Insurance Company, and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a member of FINRA/SIPC. Private Advisors LLC is an affiliate of New York Life Investment Management LLC and acts as the Funds’ subadvisor.

This report may be distributed only when preceded or accompanied by a current prospectus.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-29909 PA009-13	PAAS11m-05/13 NL201

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Private Advisors Alternative Strategies Master Fund (“Registrant” or “Fund”) has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not make any amendments to the Code during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Experts.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended March 31, 2013 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant's annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $46,000. The Registrant was not operational during the fiscal year ended March 31, 2012.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2013. The Registrant was not operational during the fiscal year ended March 31, 2012.

(c) Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were $11,100 during the fiscal year ended March 31, 2013. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements. The Registrant was not operational during the fiscal year ended March 31, 2012.

(d) All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended March 31, 2013. The Registrant was not operational during the fiscal year ended March 31, 2012.

(e) Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC's full-time, permanent employees.

(g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal year ended March 31, 2013 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $2,876,906 for the fiscal year ended March 31, 2013. The Registrant was not operational during the fiscal year ended March 31, 2012.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended March 31, 2013 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	The Schedule of Investments is included as part of Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund invests in interests issued by private investment funds or hedge funds (“Hedge Funds”). As such, it is expected that proxies and consent requests will deal with matters related to the operative terms and business details of such Hedge Funds. New York Life Investment Management LLC (“New York Life Investments”) or Private Advisors LLC (“Private Advisors”) (Private Advisors together with New York Life Investments “Advisors”) are not responsible for, and these procedures are not applicable to, proxies received by portfolio managers of the Hedge Funds (related to issuers invested in by the related Hedge Fund).

It is the policy of the Fund that proxies received by the Fund are voted in the best interests of shareholders, to the extent voting rights have not been waived or such Hedge Fund interest is held in non-voting form. To the extent that the Fund receives notices or proxies from Hedge Funds (or to the extent the Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Board of Trustees of the Funds (“Board”) has adopted Proxy Voting Policies and Procedures for the Fund that delegates all responsibility for voting proxies received to New York Life Investments, subject to the oversight of the Board. New York Life Investments has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and shareholders. New York Life Investments may delegate proxy voting authority to Private Advisors; provided that, as specified in New York Life Investments’ Proxy Voting Policies and Procedures, Private Advisors either (1) follows New York Life Investments’ Proxy Voting Policy and the Fund’s Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with New York Life Investments Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of New York Life Investments’ clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to New York Life Investments and/or Private Advisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when New York Life Investments has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and New York Life Investments or an affiliated entity of New York Life Investments, both the Fund’s and New York Life Investments’ proxy voting policies and procedures mandate that New York Life Investments follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, New York Life Investments may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board or a designated committee of New York Life Investments, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit New York Life Investments to vote the proxies as it deems appropriate and in the best interest shareholders, under its usual policy; or (3) forward the proxies to the Board, or a designated committee of New York Life Investments, so that the Board or the committee may vote the proxies itself. As part of their delegation of proxy voting responsibility to New York Life Investments, the Fund also delegated to New York Life Investments responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If New York Life Investments chooses to override a voting recommendation made by Institutional Shareholder Services Inc. (“ISS”), New York Life Investments’ compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the New York Life Investments’ Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The registrant’s portfolio is managed on a team basis. The following persons are primarily responsible for the day-to-day management of the registrant’s portfolio.

Louis W. “Chip” Moelchert, III, CFA, Chief Executive Officer – Mr. Moelchert has managed the Fund since inception on May 1, 2012. He is Chief Executive Officer and Chair of Private Advisors' Executive Committee. Mr. Moelchert is a member of the Board of Managers and is responsible for leading day-to-day operations and providing strategic direction for the firm. Additionally, he serves on each of the firm’s investment committees. Mr. Moelchert joined Private Advisors, LLC in 2003. Prior to joining Private Advisors, Mr. Moelchert spent 10 years at Jefferson Capital Partners, Ltd., a boutique merchant bank with a focus on the healthcare, consumer and business services industries. He was a Partner at Jefferson Capital and focused predominately on the healthcare and business services segments. Prior to Jefferson Capital, Mr. Moelchert was an Associate Vice President/Portfolio Manager with the Asset Management division of Wheat First Butcher Singer, Inc. (now part of Wells Fargo Advisors). Mr. Moelchert received his B.S. from the University of Richmond and is a CFA charter holder and member of the CFA Institute.

Louis W. Moelchert, Chairman—Mr. Moelchert has managed the Fund since inception on May 1, 2012. He established Private Advisors, LLC in 1997. He serves on the Board of Managers and a number of the firm’s investment committees. Beginning in 1975, he managed the endowment for the University of Richmond for 30 years and began investing in alternatives in the early 1980’s. He also served as a committee member of the Virginia Retirement System from 1996 to 2000 and Chairman of the Investment Advisory Committee from 1998 to 2000. He was also Chairman of the Commonfund Board of Trustees from 1993 to 1997 and served as a trustee from 1986 to 1998. Mr. Moelchert received his B.B.A. and M.S., Accountancy from the University of Georgia.

Charles M. Johnson, III, Partner—Mr. Johnson has managed the Fund since inception on May 1, 2012. He joined Private Advisors, LLC as a Partner in 2001. He serves on the Board of Managers and a number of the firm’s investment committees. Previously he was the President of EIM (USA), Inc., a hedge fund of funds group with offices in London and Geneva. At EIM, in addition to managing the New York office, his responsibilities included portfolio construction, manager selection, and due diligence for multi-manager funds. Prior to EIM, Mr. Johnson was a Director at Dubin and Swieca Capital Management, managers of multi-strategy hedge fund of funds as well as Highbridge Capital Management LLC, a multi-strategy equity arbitrage hedge fund. He has an M.B.A. from Tulane University and a B.A. from the University of North Carolina at Chapel Hill, where he was a Morehead Scholar.

Timothy G. Berry, CFA, Partner—Mr. Berry has managed the Fund since inception on May 1, 2012. He joined Private Advisors, LLC in 2001 and is responsible for hedge fund of funds portfolio management, including manager sourcing, selection, due diligence, and monitoring. Prior to joining Private Advisors, he was an Associate with Chesapeake Capital Corporation, a billion dollar hedge fund. At Chesapeake, he was responsible for modeling and structuring multi-manager alternative investment products for institutional partners, custom quantitative analysis on behalf of investors, and performing due diligence on principals' alternative asset investments. Mr. Berry received a Masters Degree from Duke University and a B.A. with distinction from the University of Virginia and is a CFA charter holder and member of the CFA Institute.

Michael S. Fuller, CFA, CIRA, CPA, Partner—Mr. Fuller has managed the Fund since inception on May 1, 2012. He is responsible for hedge fund of funds portfolio management, including manager sourcing, selection, due diligence, and monitoring. Prior to joining Private Advisors, LLC, Mr. Fuller was a manager with PricewaterhouseCoopers, LLP and worked with financially and operationally challenged corporations focusing on cash flow and profitability issues, strategic assessment and business plan implementation. He also managed negotiations with creditors, was responsible for the preparation of corporate and asset valuations and divestiture/merger of companies. Mr. Fuller advised and negotiated on both debt restructurings and equity financings. Mr. Fuller also served as a manager with NAVIGANT Consulting where he focused on corporate restructuring, business valuation and economic modeling. Prior to NAVIGANT, Mr. Fuller was an Auditor at Ernst & Young. Mr. Fuller received an M.B.A. in Finance from Loyola College and a B.S. in Accounting/Finance from Washington & Lee University. Mr. Fuller is a CFA charter holder and member of the CFA Institute, and is a Certified Insolvency and Restructuring Advisor (CIRA).

Charles H.G. Honey, Partner—Mr. Honey has managed the Fund since inception on May 1, 2012. He is responsible for hedge fund of funds portfolio management, including manager sourcing, selection, due diligence, and monitoring. Mr. Honey has over 17 years experience as a portfolio manager and equity analyst. Prior to joining the firm in 2007, he was Managing Partner and Founder of Rapidan Capital, LLC a registered investment advisor. He is a former Managing Director of the hedge fund group at Morgens, Waterfall, Vintiadis & Company. Prior to that, he was a Managing Director at Trainer, Wortham & Company, an investment management firm. He began his career as an equity trader and research analyst for Woodward & Associates, a New York based hedge fund. A native of Richmond, VA, Mr. Honey received a B.S. in Business Administration from Washington & Lee University. In the past he has spoken on the use of value-based analysis and metrics in portfolio management at Stern Stewart’s EVA® Institute, the World Research Group’s EVA® Conference and in appearances on CNBC.

Laura E. Baird, CFA, Managing Director—Ms. Baird has managed the Fund since inception on May 1, 2012. He is responsible for assisting in manager selection, monitoring, and due diligence for hedge fund investments. Prior to joining Private Advisors, Ms. Baird was a Vice President at Franklin Portfolio Associates, a quantitative asset manager with $32 billion under management. Prior to joining Franklin Portfolio, Ms. Baird was an Analyst at 646 Advisors LLC, a Boston-based market-neutral hedge fund where she was responsible for investment selection and monitoring, as well as risk control within the financial services sector. From 1998 to 2002, Ms. Baird was an Associate Analyst with Prudential Equity Group's Small-Cap Quantitative Research team. Her responsibilities included factor research, quantitative modeling, and small-cap market analysis. Ms. Baird received her B.A. in Economics from the University of Richmond and she is a CFA charter holder and a member of the CFA Institute.

Macon H. Clarkson, CFA, Managing Director—Ms. Clarkson has managed the Fund since inception on May 1, 2012. He is responsible for manager selection, monitoring, and due diligence for hedge fund investments. Prior to joining Private Advisors, Ms. Clarkson was an Associate on the High Yield Syndicate desk at Lehman Brothers where she helped structure, market, price, and allocate high yield bond offerings. From 2000 to 2003, Ms. Clarkson was an Analyst in the Global Leveraged Finance group at Lehman Brothers where she performed credit analysis, financial modeling, covenant analysis, and due diligence for potential and mandated bridge loan, leveraged loan and high yield bond transactions. Ms. Clarkson received a B.S. with distinction in Commerce with concentrations in Finance and Management from the University of Virginia’s McIntire School of Commerce, and she is a CFA charter holder and a member of the CFA Institute.

Bryan F. Durand, CFA, Managing Director—Mr. Durand has managed the Fund since inception on May 1, 2012. He is responsible for manager selection, monitoring, and due diligence for hedge fund investments. Prior to joining Private Advisors, Mr. Durand was a senior research analyst at MFC Global Investment Management (U.S.), LLC, where he provided fundamental research for several value-based investment strategies. Prior to joining MFC, Mr. Durand was an equity research analyst at Thompson, Siegel & Walmsley, where he supported a small and mid-cap value team. Earlier, Mr. Durand was a summer equity research associate at Smith Barney/Citigroup, a controller at Silverstream Software, Inc, and a senior auditor at Ernst and Young. Mr. Durand holds an M.B.A. from Duke University’s Fuqua School of Business and a B.A. from the College of the Holy Cross, and is a CFA charter holder and member of the CFA Institute.

(a)(2) Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest (as of March 31, 2013)

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Louis W. Moelchert, Jr.	2 RICs $41.1 M	8 Accounts $625.35 M	21 Accounts $1.3 B	0	25 Accounts $2.6 B	0
Charles M. Johnson, III	2 RICs $41.1 M	8 Accounts $625.35 M	21 Accounts $1.3 B	0	25 Accounts $2.6 B	0
Louis W. “Chip” Moelchert, III	2 RICs $41.1 M	8 Accounts $625.35 M	21 Accounts $1.3 B	0	25 Accounts $2.6 B	0
Timothy G. Berry	2 RICs $41.1 M	5 Accounts $149.2 M	12 Accounts $779.5 M	0	14 Accounts $1.7 B	0
Charles H.G. Honey	2 RICs $41.1 M	5 Accounts $149.2 M	12 Accounts $779.5 M	0	14 Accounts $1.7 B	0
Michael S. Fuller	2 RICs $41.1 M	5 Accounts $149.2 M	12 Accounts $779.5 M	0	14 Accounts $1.7 B	0
Laura E. Baird	2 RICs $41.1 M	5 Accounts $149.2 M	0	0	8 Accounts $1.1 B	0
Macon H. Clarkson	2 RICs $41.1 M	5 Accounts $149.2 M	0	0	8 Accounts $1.1 B	0
Bryan F. Durand	2 RICs $41.1 M	0	0	0	10 Accounts $674.5 M	0

Potential Conflicts of Interest

The Advisors engage in other activities including managing the assets of various private funds and institutional accounts. In the ordinary course of business, the Advisors engage in activities in which the Advisors’ interests or the interests of its clients may conflict with the interests of the Fund or shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Advisors can give no assurance that any conflicts of interest will be resolved in favor of the Fund or shareholders.

The Advisors’ Asset Management Activities. The Advisors and their affiliates conduct a variety of asset management activities, including sponsoring unregistered investment funds. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. The Advisors’ investment management activities may present conflicts if the Fund and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Voting Rights in Hedge Funds. From time to time, a Hedge Fund may seek the approval or consent of its investors in connection with certain matters relating to the Hedge Fund. In such a case, the Advisors have the right to vote in their sole discretion the Fund’s interest in the Hedge Fund to the extent such rights have not been waived or such interest is held in non-voting form. The Advisors consider only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Advisors and their affiliates, on the one hand, and the portfolio managers and affiliates of the Hedge Funds, on the other hand, other than as a result of the Fund’s investment in a Hedge Fund. As a result of these existing business relationships, the Advisors may face a conflict of interest acting on behalf of the Fund and its shareholders.

Hedge Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisors to monitor whether holdings of the Hedge Funds cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may, at the time of investment: (i) elect to invest in a class of a Hedge Fund’s non-voting securities (if such a class is available), or (ii) enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Hedge Fund or waive its rights to vote its interest in a Hedge Fund to the extent such interest exceeds 4.9%. These voting restriction could diminish the influence of the Fund in a Hedge Fund, as compared to other investors in the Hedge Fund (which could include other accounts or funds managed by the Advisors, if they do not waive their voting rights in the Hedge Fund), and adversely affect the Fund’s investment in the Hedge Fund, which could result in unpredictable and potentially adverse effects on Shareholders.

Diverse Shareholders; Relationships with Shareholders. The shareholders could include entities that may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual shareholders may relate to or arise from, among other things, the nature of investments made by the Fund and/or Hedge Funds, the structuring of the acquisition of investments of the Fund, and the timing of disposition of investments. This structuring of the Fund’s investments and other factors may result in different returns being realized by different shareholders. Conflicts of interest may arise in connection with decisions made by the Advisors, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In selecting Hedge Funds for the Fund, Private Advisors considers the investment and tax objectives of the Fund as a whole, not the investment, tax or other objectives of any shareholder individually.

Allocation of Hedge Fund Opportunities. In some cases, investment opportunities in Hedge Funds may have longer time horizons, different risk profiles, or may have to be made at a time when the Funds do not have cash available for the investments. In other cases, due to capacity constraints, Private Advisors may be unable to allocate a Hedge Fund to all of its clients (including the Fund) for which the investment may be suitable. In such event, Private Advisors will endeavor to allocate Hedge Funds to all clients (including the Fund) in a manner that is fair and equitable all clients in accordance with internal allocation policies.

Related Funds. Conflicts of interest may arise for the Advisors in connection with certain transactions involving investments by the Fund in Hedge Funds, and investments by other accounts or funds managed by the Advisors in the same Hedge Funds. Conflicts of interest may also arise in connection with investments in the Fund by other funds advised or managed by the Advisors or any of their affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Advisors or an affiliate may determine that an investment in a Hedge Fund is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Fund. Situations also may arise in which the Advisors, one of their affiliates, or the clients of either have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Advisors its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Fund in certain situations if, among other reasons, the investment activities limit the Fund’s ability to invest in a particular Hedge Fund.

Management of the Fund. Personnel of the Advisors or their affiliates will devote such time as the Advisors, the Fund and their affiliates, in their discretion, deem necessary to carry out the operations of the Fund effectively. Officers, principals, and employees of the Advisors and their affiliates will also work on other projects for the Advisors and their other affiliates (including other clients served by the Advisors and their affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

(a)(3) Portfolio Managers or Management Team Members’ Compensation Structure

Private Advisors’ total compensation package is a combination of salary and bonus. Employees (including investment professionals directly involved with this product) are evaluated on a semi-annual basis with respect to stated responsibilities and objectives. The percentage of compensation that is base salary and performance bonus varies among professionals. Bonuses can be multiples of salary and are based primarily on: (i) the individual’s contribution to the firm; (ii) the success of the product line; and (iii) the financial performance of the firm.

Private Advisors believes there are two key factors that contribute to the firm’s success in retaining talented investment professionals and maintaining low turnover among employees: (i) equity ownership in the firm is distributed to those individuals that have been identified as key professionals based on their contribution (or expected contribution) to the firm; and (ii) Private Advisors’ corporate culture, collegial atmosphere, close communication among all levels of staff, and headquarters in Richmond, Virginia, have all had a significant impact on the recruitment, retention and cultivation of talented professionals. Compensation and equity allocations are contemplated and approved by the Compensation Committee of Private Advisors, as defined by the Operating Agreement of Private Advisors.

(a)(4) Disclosure of Securities Ownership

As of March 31, 2013, the investment managers did not own any shares of the Registrant.

(b)	Changes in Portfolio Management

There have been no changes to the portfolio management team since inception on May 1, 2012.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within

90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: June 7, 2013

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date: June 7, 2013

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.